                                                                 Exhibit 11


                  HCC INSURANCE HOLDINGS, INC. AND SUBSIDIARIES

                  COMPUTATION OF EARNINGS PER SHARE (UNAUDITED)

- ----------------------------------------------------------------------------
- ----------------------------------------------------------------------------
                                                 For the six months ended
                                                          June 30,
                                                    1996           1995
- ----------------------------------------------------------------------------
- ----------------------------------------------------------------------------

Net earnings                                     $ 5,404,000    $10,354,000
                                                 -----------    -----------
                                                 -----------    -----------
Primary:

    Weighted average Common Stock and common
      stock equivalents outstanding               35,718,000     30,211,000
                                                 -----------    -----------
                                                 -----------    -----------
    Earnings per share                           $      0.15    $      0.34
                                                 -----------    -----------
                                                 -----------    -----------
Reconciliation of number of shares outstanding:

  Common Stock outstanding at period end          34,674,000     13,574,000

  Additional dilutive effect of outstanding
    options (as determined by the application
    of the treasury stock method)                  1,063,000        150,000

  Changes in Common Stock for issuance               (19,000)    (1,640,000)

  Effect of five for two stock split  (1)                 -      18,127,000
                                                 -----------    -----------
    Weighted average Common Stock and common
      stock equivalents outstanding               35,718,000     30,211,000
                                                 -----------    -----------
                                                 -----------    -----------
Fully Diluted:

     Weighted average Common Stock and common
       stock equivalents outstanding              35,798,000     30,261,000
                                                 -----------    -----------
                                                 -----------    -----------
     Earnings per share                          $      0.15    $      0.34
                                                 -----------    -----------
                                                 -----------    -----------
Reconciliation of number of shares outstanding:

  Common Stock outstanding at period end          34,674,000     13,574,000

  Additional dilutive effect of outstanding
     options (as determined by the application
     of the treasury stock method)                 1,124,000        164,000

  Changes in Common Stock for issuance                    -      (1,634,000)

  Effect of five for two stock split (1)                  -      18,157,000
                                                 -----------    -----------
     Weighted average Common Stock and common
       stock equivalents outstanding              35,798,000     30,261,000
                                                 -----------    -----------
                                                 -----------    -----------
(1) In April, 1996, the Board of Directors declared a five for two stock split in the form of a 150% stock dividend on the Company's $1.00 par value Common Stock, payable to shareholders of record April 30, 1996. The par value of the Company's Common Stock remains unchanged. Adjustments have been made to 1995 amounts to present weighted average shares outstanding and earnings per share on a consistent basis.

Note: Shares outstanding for all periods have been adjusted to include the 6,250,000 shares issued with the acquisition of LDG.


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

                                                                 Exhibit 11


                  HCC INSURANCE HOLDINGS, INC. AND SUBSIDIARIES

                  COMPUTATION OF EARNINGS PER SHARE (UNAUDITED)

- ------------------------------------------------------------------------------
- ------------------------------------------------------------------------------
                                                 For the three months ended
                                                          June 30,
                                                    1996             1995
- ------------------------------------------------------------------------------

Net earnings (loss)                              $(4,060,000)    $ 5,967,000
                                                 -----------     -----------
                                                 -----------     -----------
Primary:

    Weighted average Common Stock and common
      stock equivalents outstanding               35,785,000      30,506,000
                                                 -----------     -----------
                                                 -----------     -----------
    Earnings (loss) per share                    $     (0.11)    $      0.20
                                                 -----------     -----------
                                                 -----------     -----------
Reconciliation of number of shares outstanding:

  Common Stock outstanding at period end          34,674,000      13,574,000

  Additional dilutive effect of outstanding
    options (as determined by the application
    of the treasury stock method)                  1,113,000         147,000

  Changes in Common Stock for issuance                (2,000)     (1,519,000)

  Effect of five for two stock split  (1)                 -       18,304,000
                                                 -----------     -----------
    Weighted average Common Stock and common
      stock equivalents outstanding               35,785,000      30,506,000
                                                 -----------     -----------
                                                 -----------     -----------
Fully Diluted:

    Weighted average Common Stock and common
      stock equivalents outstanding               35,801,000      30,549,000
                                                 -----------     -----------
                                                 -----------     -----------
    Earnings (loss) per share                    $     (0.11)    $      0.20
                                                 -----------     -----------
                                                 -----------     -----------
Reconciliation of number of shares outstanding:

  Common Stock outstanding at period end          34,674,000      13,574,000

  Additional dilutive effect of outstanding
     options (as determined by the application
     of the treasury stock method)                 1,127,000         165,000

  Changes in Common Stock for issuance                   -        (1,519,000)

  Effect of five for two stock split (1)                 -        18,329,000
                                                 -----------     -----------
     Weighted average Common Stock and common
       stock equivalents outstanding              35,801,000      30,549,000
                                                 -----------     -----------
                                                 -----------     -----------

(1) In April, 1996, the Board of Directors declared a five for two stock split in the form of a 150% stock dividend on the Company's $1.00 par value Common Stock, payable to shareholders of record April 30, 1996. The par value of the Company's Common Stock remains unchanged. Adjustments have been made to 1995 amounts to present weighted average shares outstanding and earnings per share on a consistent basis.

Note: Shares outstanding for all periods have be adjusted to include the 6,250,000 shares issued with the acquisition of LDG.

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